SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                                March 12, 1997



                               GFSB BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Delaware                      0-25854                   04-2095007
----------------------------       --------------             ---------------
(State or other jurisdiction       (SEC File No.)             (IRS Employer
of incorporation)                                             Identification
                                                                  Number)


221 Aztec Avenue, Gallup, New Mexico                                87301
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code: (505) 722-4361
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                              GFSB BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

      On March 12, 1997, the board of directors of the registrant determined to engage Neff & Company LLP as its independent auditors for the fiscal year ended June 30, 1998. On March 12, 1997, the registrant orally notified Atkinson & Co., Ltd. ("Atkinson"), its independent auditors for the fiscal year ended June 30, 1997 and for the fiscal years ended June 30, 1996 and 1995, of this determination and that Atkinson would not be engaged for the fiscal year ending June 30, 1998 but that Atkinson remained engaged for the fiscal year ended June 30, 1997 and that the registrant expected that Atkinson would issue a report for the fiscal year ended June 30, 1997. The determination to replace Atkinson was recommended by the audit committee and approved by the full board of directors of the registrant.

      The report of Atkinson for the fiscal years ended June 30, 1995 and 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 1995 and 1996 and during the period from June 30, 1996 to March 12, 1997, there were no disagreements between the registrant and Atkinson concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The report of Atkinson for the fiscal year ended June 30, 1997 has not been issued as the fiscal year has not ended.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

      (c)   Exhibits:

            Exhibit No. 16 - Letter regarding change in certifying accountant

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                GFSB BANCORP, INC.



Date: March 14, 1997                            By: /s/ Jerry R. Spurlin
                                                    --------------------
                                                    Jerry R. Spurlin
                                                    President